NORWOOD FINANCIAL CORP
                             ----------------------

                      ANNOUNCES EARNINGS INCREASE FOR 2007
                      ------------------------------------

Honesdale, PA - January 23, 2008

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced record earnings for the year ended December 31, 2007 of $6,511,000, which represented an increase of $601,000, or 10.2%, over the $5,910,000 earned in 2006. Earnings per share on a fully diluted basis were $2.30 for the current year compared to $2.07 in 2006. The Company declared cash dividends totaling $.94 per share in 2007, an increase of $.09 per share, or 10.6%, over the $.85 per share declared in 2006. The return on average assets for the year was 1.39% with a return on average equity of 12.10%. Both of these performance measures improved over the prior year. Earnings for the fourth quarter of 2007 totaled $1,672,000 reflecting a 5.9% increase over the $1,579,000 earned in the similar period of 2006. Earnings per share (diluted) for the current quarter totaled $.60 increasing from $.55 for the similar period in the prior year.

         Total assets as of December 31, 2007 were $480.6 million with loans receivable of $331.3 million, deposits of $370.0 million and shareholders' equity of $55.8 million. Total assets increased $26.3 million from December 31, 2006.

         Loans receivable increased $15.7 million, or 5.0% from the prior year. The increase in loans was centered in residential mortgage activity, including home equity lending and to a lesser extent, in the commercial real estate loan portfolio. The majority of the loan growth was funded with an $11.9 million increase in deposits, principally in money market accounts and non-interest bearing checking accounts.

         Non-performing loans totaled $163,000 and represented .05% of total loans as of December 31, 2007 compared to $409,000, or .13%, as of December 31, 2006. The Company resolved its largest non-performing loan during the third quarter of 2007 with full collection of principal, interest and fees. It should also be noted that the Company never participated in the sub-prime mortgage market. The Company had net charge-offs of $62,000 for the year-ended December 31, 2007 representing .02% of average loans. Though loan quality indicators remain strong, the Company increased its provision for loan losses to $120,000 and $315,000 for the three months and year ended December 31, 2007, respectively, compared to $50,000 and $220,000, respectively for the similar periods in 2006. The allowance for loan losses increased $253,000 from December 31, 2006 to $4,081,000 and represented 1.23% of total loans as of December 31, 2007.

         For the year, net interest income (fully taxable equivalent) totaled $17,811,000 with a net interest margin (fte) of 3.98% compared to $16,708,000, and a net interest margin (fte) of 3.96% in 2006. Net interest income (fte) for the three months ended December 31, 2007 totaled $4,544,000, an increase of $288,000 over the similar period in 2006. The net interest margin (fte) was 3.95% for the current period compared to 3.94% for the similar period in 2006. The slight increase in net interest margin for both the quarter and the year was principally due to an increase in the yield on the investment securities portfolio and an increased amount of loans on the balance sheet. These increases were partially offset by an increase in the cost of deposits, principally higher costing time deposits.

         For the year, other income totaled $3,524,000 compared to $3,583,000 in the prior year. The decrease was principally due to a lower level of gains on the sales of mortgage loans which totaled $23,000 in 2007 and $147,000 in the prior year, which included

$110,000 gain on the sale of mortgage servicing rights. This decrease was partially offset by a $68,000 increase in Wealth Management/Trust revenues. For the three months ended December 31, 2007 other income totaled $860,000 compared to $862,000 in the similar period in 2006 with increased service charges and fees offsetting lower gain on sale of loans.

         For the year, other expenses totaled $11,341,000, an increase of $384,000 or 3.5% over the prior year. The increase was principally due to costs associated with the Tannersville Office which opened in December 2006. Other expenses for the three months ended December 31, 2007 totaled $2,846,000 compared to $2,620,000 for the similar period in 2006.

         Mr. Davis remarked "We are extremely pleased with our financial performance in 2007 with earnings increasing over 10% from 2006. This also marks our sixteenth consecutive year of cash dividend increases. Our loan quality remains strong and we have no exposure to the sub-prime market. However, we are aware of the stress on the local and national economies a result of higher energy prices and a general slow down in the real estate market. As a result, we felt it was prudent to increase our provision for loan losses. We are continuing our Stock Repurchase Program and the Company bought back 68,500 shares during the year."

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates twelve offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Global Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in the absolute and relative levels of interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, demand for real estate and general economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
               Executive Vice President &
               Chief Financial Officer
               NORWOOD FINANCIAL CORP.
               570-253-1455
               www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                         Three Months Ended December 31   Year-ended December 31
                                                         --------------------------------------------------------
                                                             2007            2006          2007         2006
                                                          ----------------------------  -------------------------
INTEREST INCOME
    Loans receivable, including fees                      $     5,948    $      5,771   $   23,720   $    21,422
    Securities                                                  1,448           1,159        5,314         4,380
    Other                                                          77              26          221           147
                                                          ------------   -------------  -----------  ------------
         Total Interest income                                  7,473           6,956       29,255        25,949

INTEREST EXPENSE
    Deposits                                                    2,518           2,358        9,967         7,718
    Short-term borrowings                                         276             238          932           823
    Long-term debt                                                276             234        1,084         1,225
                                                          ------------   -------------  -----------  ------------
        Total Interest expense                                  3,070           2,830       11,983         9,766
                                                          ------------   -------------  -----------  ------------
NET INTEREST INCOME                                             4,403           4,126       17,272        16,183
PROVISION FOR LOAN LOSSES                                         120              50          315           220
                                                          ------------   -------------  -----------  ------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             4,283           4,076       16,957        15,963

OTHER INCOME
    Service charges and fees                                      633             605        2,509         2,455
    Income from fiduciary activities                               88              94          423           355
    Net realized gains on sales of securities                       2              --           17            66
    Gains on sale of loans                                          7              37           23           147
    Other                                                         130             126          552           560
                                                          ------------   -------------  -----------  ------------
           Total other income                                     860             862        3,524         3,583

OTHER EXPENSES
    Salaries and  employee benefits                             1,458           1,311        5,825         5,655
    Occupancy, furniture and equipment                            409             368        1,640         1,446
    Data processing related                                       175             189          690           700
    Taxes, other than income                                      121              20          414           354
    Professional Fees                                              91              62          349           341
    Other                                                         592             670        2,423         2,461
                                                          ------------   -------------  -----------  ------------
             Total other expenses                               2,846           2,620       11,341        10,957

INCOME BEFORE TAX                                               2,297           2,318        9,140         8,589
INCOME TAX EXPENSE                                                625             739        2,629         2,679
                                                          ------------   -------------  -----------  ------------
NET INCOME                                                $     1,672    $      1,579   $    6,511   $     5,910
                                                          ============   =============  ===========  ============

Basic earnings per share                                  $      0.61    $       0.56   $     2.34   $      2.11
                                                          ============   =============  ===========  ============

Diluted earnings per share                                $      0.60    $       0.55   $     2.30   $      2.07
                                                          ============   =============  ===========  ============

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended December 31                       2007            2006
--------------------------------------                     ------------   -------------
Net interest income                                     $       4,403     $     4,126
Net income                                                      1,672           1,579

Net interest spread (fully taxable equivalent)                   3.24%           3.25%
Net interest margin (fully taxable equivalent)                   3.95%           3.94%
Return on average assets                                         1.38%           1.38%
Return on average equity                                        12.02%          12.09%
Basic  earnings per share                               $        0.61     $      0.56
Diluted earnings per share                                       0.60            0.55
*
For the Year Ended December 31
------------------------------

Net interest income                                     $      17,272     $    16,183
Net income                                                      6,511           5,910

Net interest spread (fully taxable equivalent)                   3.27%           3.37%
Net interest margin (fully taxable equivalent)                   3.98%           3.96%
Return on average assets                                         1.39%           1.33%
Return on average equity                                        12.10%          11.85%
Basic  earnings per share                               $        2.34     $      2.11
Diluted earnings per share                                       2.30            2.07

As of December 31
-----------------

Total Assets                                            $     480,610     $   454,356
Total Loans receivable                                        331,296         315,567
Allowance for loan  losses                                      4,081           3,828
Total deposits                                                370,000         358,103
Stockholders' equity                                           55,819          52,231
Trust Assets  under management                                101,714          96,879

Book value per share                                    $       20.27     $     18.67
Equity to total assets                                          11.61%          11.50%
Allowance to total loans receivable                              1.23%           1.21%
Nonperforming loans to total loans                               0.05%           0.13%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
 (unaudited)

                                                                          December 31
                                                                  ----------------------------
                                                                     2007            2006
                                                                  ----------------------------
ASSETS
  Cash and due from banks                                         $     9,014    $      9,450
  Interest bearing deposits with banks                                     50              67
                                                                  ------------   -------------
          Cash and cash equivalents                                     9,064           9,517

  Securities available for sale                                       123,987         112,912
  Securities held to maturity,  fair value 2007: $721  2006: $971         705             954
  Loans receivable (net of unearned Income)                           331,296         315,567
  Less: Allowance for loan losses                                       4,081           3,828
                                                                  ------------   -------------
     Net loans receivable                                             327,215         311,739
  Investment in FHLB Stock                                              2,072           1,687
  Bank premises and equipment,net                                       5,742           6,020
  Bank owned life insurance                                             7,767           7,479
  Accrued interest receivable                                           2,343           2,129
  Other assets                                                          1,715           1,919
                                                                  ------------   -------------
          TOTAL ASSETS                                            $   480,610    $    454,356
                                                                  ============   =============

LIABILITIES
  Deposits:
     Non-interest bearing demand                                  $    60,061    $     53,856
     Interest-bearing                                                 309,939         304,247
                                                                  ------------   -------------
          Total deposits                                              370,000         358,103
  Short-term borrowings                                                26,686          22,736
  Long-term debt                                                       23,000          13,000
  Accrued interest payable                                              3,198           2,894
  Other liabilities                                                     1,907           5,392
                                                                  ------------   -------------
            TOTAL LIABILITIES                                         424,791         402,125

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued: 2,840,872                                              284             284
  Surplus                                                              10,159          10,149
  Retained earnings                                                    47,030          43,125
  Treasury stock, at cost: 2007: 87,256 shares, 2006: 43,721 shares    (2,708)         (1,283)
  Accumulated other comprehensive income/ (loss)                        1,054             (44)
                                                                  ------------   -------------
           TOTAL STOCKHOLDERS' EQUITY                                  55,819          52,231
                                                                  ------------   -------------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                             $   480,610    $    454,356
                                                                  ============   =============

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                              31-Dec          30-Sep        30-Jun       31-Mar          31-Dec
                                                               2007            2007          2007         2007            2006
                                                          ------------   -------------  -----------  ------------   -------------
ASSETS
  Cash and due from banks                                 $     9,014    $      8,656   $    9,321   $     8,604    $      9,450
  Interest bearing deposits with banks                             50             218        3,641           141              67
  Federal funds sold                                               --              --        5,940         3,130              --
                                                          ------------   -------------  -----------  ------------   -------------
        Cash and cash equivalents                               9,064           8,874       18,902        11,875           9,517

  Securities available for sale                               123,987         118,736      116,299       112,597         112,912
  Securities held to maturity                                     705             705          955           955             954
  Loans receivable (net of unearned Income)                   331,296         328,582      321,654       320,744         315,567
   Less: Allowance for loan losses                              4,081           3,979        3,900         3,871           3,828
                                                          ------------   -------------  -----------  ------------   -------------
     Net loans receivable                                     327,215         324,603      317,754       316,873         311,739
  Investment in FHLB stock                                      2,072           1,989        1,933         1,923           1,687
  Bank premises and equipment, net                              5,742           5,764        5,853         5,935           6,020
  Other assets                                                 11,825          12,195       12,322        11,225          11,527
                                                          ------------   -------------  -----------  ------------   -------------
          TOTAL ASSETS                                    $   480,610    $    472,866   $  474,018   $   461,383    $    454,356
                                                          ============   =============  ===========  ============   =============

LIABILITIES
  Deposits:
     Non-interest bearing demand                          $    60,061    $     60,880   $   60,440   $    54,046    $     53,856
      Interest- bearing deposits                              309,939         306,673      313,304       305,988         304,247
                                                          ------------   -------------  -----------  ------------   -------------
          Total deposits                                      370,000         367,553      373,744       360,034         358,103
   Other borrowings                                            49,686          45,628       42,147        42,986          35,736
   Other liabilities                                            5,105           4,965        4,993         5,304           8,286
                                                          ------------   -------------  -----------  ------------   -------------
            TOTAL LIABILITIES                                 424,791         418,146      420,884       408,324         402,125

STOCKHOLDERS' EQUITY                                           55,819          54,720       53,134        53,059          52,231

          TOTAL LIABILITIES AND
                                                          ------------   -------------  -----------  ------------   -------------
                 STOCKHOLDERS' EQUITY                     $   480,610    $    472,866   $  474,018   $   461,383    $    454,356
                                                          ============   =============  ===========  ============   =============

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                              31-Dec          30-Sep        30-Jun       31-Mar          31-Dec
Three months ended                                             2007            2007          2007         2007            2006
                                                          ------------   -------------  -----------  ------------   -------------
INTEREST INCOME
    Loans receivable, including fees                      $     5,948    $      6,054   $    5,878   $     5,840    $      5,771
    Securities                                                  1,448           1,370        1,278         1,218           1,159
    Other                                                          77              33           90            21              26
                                                          ------------   -------------  -----------  ------------   -------------
         Total Interest income                                  7,473           7,457        7,246         7,079           6,956

INTEREST EXPENSE
    Deposits                                                    2,518           2,489        2,474         2,486           2,358
    Borrowings                                                    552             476          486           502             472
                                                          ------------   -------------  -----------  ------------   -------------
        Total Interest expense                                  3,070           2,965        2,960         2,988           2,830
NET INTEREST INCOME                                             4,403           4,492        4,286         4,091           4,126
PROVISION FOR LOAN LOSSES                                         120              90           55            50              50
NET INTEREST INCOME AFTER PROVISION
                                                          ------------   -------------  -----------  ------------   -------------
     FOR LOAN LOSSES                                            4,283           4,402        4,231         4,041           4,076

OTHER INCOME
    Service charges and fees                                      633             635          635           606             605
    Income from fiduciary activities                               88             117           93           125              94
    Net realized gains on sales of securities                       2              --           15            --              --
    Gains on sale of loans                                          7               8            1             7              37
     Other                                                        130             153          113           156             126
                                                          ------------   -------------  -----------  ------------   -------------
           Total other income                                     860             913          857           894             862

OTHER EXPENSES
    Salaries and  employee benefits                             1,458           1,432        1,438         1,497           1,311
    Occupancy, furniture and equipment , net                      409             400          416           415             368
     Other                                                        979             955          993           949             941
                                                          ------------   -------------  -----------  ------------   -------------
             Total other expenses                               2,846           2,787        2,847         2,861           2,620

INCOME BEFORE TAX                                               2,297           2,528        2,241         2,074           2,318
INCOME TAX EXPENSE                                                625             722          671           611             739
                                                          ------------   -------------  -----------  ------------   -------------
NET INCOME                                                $     1,672    $      1,806   $    1,570   $     1,463    $      1,579
                                                          ============   =============  ===========  ============   =============

Basic  earnings per share                                 $      0.61    $       0.65   $     0.56   $      0.52    $       0.56
                                                          ============   =============  ===========  ============   =============

Diluted earnings per share                                $      0.60    $       0.64   $     0.55   $      0.51    $       0.55
                                                          ============   =============  ===========  ============   =============

Book Value per share                                      $     20.27    $      19.77   $    19.11   $     18.96    $      18.67

Return on average equity                                        12.02%          13.29%       11.77%        11.26%          12.09%
Return on average assets                                         1.38%           1.53%        1.35%         1.29%           1.38%

Net interest spread                                              3.24%           3.39%        3.31%         3.16%           3.25%
Net interest margin                                              3.95%           4.11%        4.00%         3.85%           3.94%

Allowance for loan losses to total loans                         1.23%           1.21%        1.21%         1.21%           1.21%
Net charge-offs/(recoveries) to average loans (annualized)       0.02%           0.01%        0.03%         0.01%           0.06%
Nonperforming loans to total loans                               0.05%           0.04%        0.15%         0.13%           0.13%
Nonperforming assets to total assets                             0.03%           0.03%        0.10%         0.09%           0.09%
